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                                                                   EXHIBIT 10.12

                   Letter From The Registrant To Edgar Mulzer
                  Accepting Such Offer Dated February 13, 1987



                                                              February 13, 1987

Mr. Edgar Mulzer
401 Tenth Street
Tell City, Indiana   47586

Dear Edgar:

The offer as set forth in your letter of February 6, 1987 is accepted by the Thermwood Corporation.

         Your proposed closing time and place are acceptable and we will attend to all arrangements for settlement.

                                                 Very truly yours,


                                                 /s/ Kenneth J. Susnjara
                                                 ------------------------
                                                 Kenneth J. Susnjara

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